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                                                                   EXHIBIT 10.28



CONFIDENTIAL TREATMENT REQUESTED


         FIRST AMENDMENT TO COAL FEEDSTOCK SUPPLY AGREEMENT


         This First Amendment to Coal Feedstock Supply Agreement (this "Amendment") is made and entered into this 28th day of February, 2002, but effective as of October 26, 2001 (the "Effective Date") by SynFuel Solutions Operating LLC, a Delaware limited liability company ("Purchaser"), and Hopkins County Coal, LLC, a Delaware limited liability company ("Seller"). Purchaser and Seller may be referred to herein individually as a "Party," and collectively as the "Parties."

                                    RECITALS

         A. The Parties entered into that certain Coal Feedstock Supply Agreement dated October 26, 2001 (the "Supply Agreement").

         B. Capitalized terms herein shall have the same meaning ascribed to such terms in the Supply Agreement, unless otherwise defined herein.

         C. The Parties now desire to amend the Supply Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Supply Agreement effective as of the Effective Date as follows:

1        Section 2.4(b)

         Section 2.4(b) of the Supply Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  (b) All Coal supplied by Seller to Purchaser shall be sold to Purchaser at the applicable Purchase Price (being the Purchase Price under the Coal Purchase Order relating to the Synfuel Purchase Agreement under which the Coal Synfuel produced from such Coal was sold in effect for the applicable quality of Coal for the Month in which such Coal Synfuel is delivered) as adjusted (i.e. increased or decreased, as applicable) for applicable Quality Price Adjustments (applied as provided in Section 2.4(d) below) and the Btu Content Adjustments. In the event any Coal supplied by Seller to Purchaser is not used to produce Coal Synfuel within ***** Days following delivery to Purchaser of such Coal, or if the Coal Synfuel produced therefrom is not sold within ***** Days following the delivery to Purchaser of such Coal, then unless otherwise mutually agreed in writing, the Purchase Price for such Coal shall be equal to the weighted average Purchase Price of a quantity of Coal used to produce the most recent equivalent amount of Coal Synfuel sold (e.g. the Purchase Price for ***** tons of such Coal shall be equal to the average Purchase Price of Coal used to produce the most recent ***** tons of Coal Synfuel sold .



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***** denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.


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2.       Sections 2.4(d) and (e)

         Section 2.4 of the Supply Agreement is amended by adding new Sections 2.4(d) and (e), as follows:

                  (d) Based on the results of the Daily sampling and analysis performed pursuant to Section 2.9, each Month there shall be calculated the average Btu content, sulfur content, moisture content, and ash content for all Coal delivered under all Coal Purchase Orders during such Month (such average Btu, sulfur, moisture, and ash content being the "Average Specifications" for such Month). For purposes of applying the Quality Price Adjustments in determining the applicable Purchase Price pursuant to Section 2.4(b), all Coal delivered under any Coal Purchase Order during any Month shall be deemed to have the Average Specifications for such Month, but prior to the first Day of the first Month that commences after the Scales are installed and are operable (the "Transition Date") only the Average Specification for Btu content will be used to determine Quality Price Adjustments and there shall be no Quality Price Adjustments based on the other Average Specifications prior to the Transition Date.

                  (e) Notwithstanding the provisions of Section 2.8, until the Transition Date, the weight of the Coal delivered hereunder shall be the weight of the Coal Synfuel produced from such Coal as measured by the binding weights reported by the Coal Synfuel purchasers less the weight of the chemical reagent (in diluted form) applied plus moisture added (assumed to be 50% of diluted chemical reagent applied).

3.       Miscellaneous

         (a) The Supply Agreement, as hereby amended, contains the entire agreement of the Parties with respect to the subject matter thereof and supersedes all prior agreements and undertakings between the Parties relating to the subject matter thereof. This Amendment may be modified, amended or waived only by a separate writing agreed to by the Parties expressly modifying, amending or waiving this Amendment.

         (b) The construction and enforcement of this Amendment shall be exclusively governed by the laws of the State of Delaware, without giving effect to the conflict or choice of law principles thereof.

         (c) This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together will be considered one and the same agreement, and will become effective when one or more such counterparts have been signed by all signatories hereto and delivered to each signatory hereto.

         (d) As amended hereby, the Supply Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the Effective Date.


                                SYNFUEL SOLUTIONS OPERATING LLC

                                By:   SynFuel Solutions LLC,
                                      its Managing Member

                                      By:  SynFuel Solutions Holdings LLC,
                                           its Managing Member


                                           By: /s/ Joseph E. Slamm, III
                                              ---------------------------------
                                           Name:   Joseph E. Slamm, III
                                                -------------------------------
                                           Title:  Vice President
                                                 ------------------------------

                                HOPKINS COUNTY COAL, LLC


                                By: /s/ Gary J. Rathburn
                                   --------------------------------------------
                                Name:   Gary J. Rathburn
                                Title:  Senior Vice President - Marketing


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